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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 30, 1999
                                                  ------------------------------

                             Aeroquip-Vickers, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Ohio                          1-924                     36-4288310
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  (State or Other                  (Commission                (I.R.S. Employer
   Jurisdiction of                 File Number)              Identification No.)
   Incorporation)



        3000 Strayer, Maumee, Ohio                                43537-0050
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  (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:   (419) 867-2200
                                                      ----------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

                  On February 1, 1999, Aeroquip-Vickers, Inc. (the "Corporation") announced that it entered into an Agreement and Plan of Merger, dated as of January 31, 1999 (the "Merger Agreement"), with Eaton Corporation, an Ohio corporation ("Parent"), and Eaton Industries Inc., an Ohio corporation and a wholly-owned subsidiary of Parent ("Purchaser"). The Merger Agreement provides for the merger of Purchaser with and into the Corporation (the "Merger"), whereby each publicly outstanding share of common stock, par value $5.00 per share, of the Corporation (the "Common Stock"), other than shares as to which dissenters' rights have been duly asserted and perfected under the Ohio General Corporation Law, will be converted into the right to receive $58 per share in cash, without interest (the "Merger Consideration").

                  The Merger Agreement also contains a number of representations, warranties and covenants by the parties, is subject to a number of conditions, and may be terminated under certain circumstances, all as set forth in the Merger Agreement.

                  On January 30, 1999, the Directors of the Corporation approved Amendment No. 2 (the "1989 Plan Amendment") to the Rights Agreement, dated as of January 26, 1989, as amended (the "1989 Rights Plan"), between the Corporation and First Chicago Trust Company of New York (successor to National Bank of Detroit) (the "Rights Agent"). The 1989 Plan Amendment made the provisions of the 1989 Rights Plan inapplicable to the transactions contemplated by the Merger Agreement. The 1989 plan will expire by its terms on February 6, 1999. Additionally, on January 30, 1999, the Directors of the Corporation approved Amendment No. 1 (the "1999 Plan Amendment" and, together with the 1989 Plan Amendment, the "Amendments") to the Rights Agreement, dated as of February 7, 1999 (the "1999 Rights Plan"), between the Corporation and the Rights Agent. The 1999 Plan Amendment made the provisions of the 1999 Rights Plan inapplicable to the transactions contemplated by the Merger Agreement. The 1999 Rights Plan will, by its terms, become effective on February 7, 1999. No other amendments were made to the 1989 Rights Plan or to the 1999 Rights Plan by virtue of the Amendments.

                  The Merger Agreement and the press release issued by the Corporation in connection therewith are filed herewith as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. The 1989 Plan Amendment and the 1999 Plan Amendment are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. The descriptions of the Merger Agreement and the Amendments set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements.


ITEM. 7           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired: None.

                  (b)      Pro Forma Financial Information: None.




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                  (c)      Exhibits:

                           2.1 Agreement and Plan of Merger, dated as of January 31, 1999, by and among the Corporation, Eaton Corporation and Eaton Industries Inc.

                           4.1 Amendment No. 2, dated as of January 31, 1999, to the Rights Agreement, dated as of January 26, 1989, as amended, between the Corporation and First Chicago Trust Company of New York (successor to National Bank of Detroit).

                           4.2 Amendment No. 1, dated as of February 7, 1999, to the Rights Agreement, dated as of February 7, 1999, between the Corporation and First Chicago Trust Company of New York.

                           99.1     Press Release, dated February 1, 1999.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AEROQUIP-VICKERS, INC.



Dated:   February 1, 1999               By:    /s/ James E. Kline
                                             -------------------------
                                             James E. Kline
                                             Vice President and General Counsel



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                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit
-------           ----------------------

2.1 Agreement and Plan of Merger, dated January 31, 1999, by and among the Corporation, Eaton Corporation and Eaton Industries Inc.

4.1 Amendment No. 2, dated as of January 31, 1999, to the Rights Agreement, dated as of January 26, 1989, as amended, between the Corporation and First Chicago Trust Company of New York (successor to National Bank of Detroit).

4.2 Amendment No. 1, dated as of February 7, 1999, to the Rights Agreement, dated as of February 7, 1999, between the Corporation and First Chicago Trust Company of New York.

99.1              Press Release, dated February 1, 1999.